UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2022

Bumble Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40054	85-3604367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 West 41st Street, Austin, Texas	78756
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 696-1409

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 15, 2022, the Board of Directors (the “Board”) of Bumble Inc. (the “Company”), acting upon the unanimous recommendations of its compensation committee and a special committee of disinterested directors, approved a modification to outstanding exit-vesting awards (the “Exit Vesting Awards”) to provide for an additional service-based vesting opportunity (the “Modified Awards”). The Modified Awards include awards previously granted to certain employees, including Whitney Wolfe Herd, Tariq M. Shaukat and Anuradha B. Subramanian (the “Named Executive Officers”), and to the following non-employee members of the Board: Ann Mather, Pamela A. Thomas-Graham, Elisa A. Steele, Matthew S. Bromberg, R. Lynn Atchison and Amy M. Griffin (the “Non-Employee Directors”). Such Modified Awards held by the Named Executive Officers and Non-Employee Directors are incentive units of Buzz Holdings L.P., of which the Company is the general partner, while the Modified Awards held by non-executive officer employees were generally granted under the Bumble Inc. 2021 Omnibus Incentive Plan.

Under the current terms of the Exit Vesting Awards, such awards generally vest, subject to the award holder’s continued employment through the vesting date, to the extent affiliates of Blackstone Inc. receive cash proceeds in respect of their common equity in the Company and its subsidiaries that meet certain specified multiples on their investment and a specified internal rate of return. The Modified Awards will, in addition to continuing to be eligible to vest pursuant to the original terms, now also provide for vesting in 36 equal installments, with the first installment vesting on August 29, 2022 and subsequent installments vesting on each of the next 35 monthly anniversaries of August 29, 2022, subject to the award holder’s continued employment through each applicable vesting date and subject to other terms and conditions of the award.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUMBLE INC.

Date: July 15, 2022	By:	/s/ Anuradha B. Subramanian
	Name:	Anuradha B. Subramanian
	Title:	Chief Financial Officer